SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        March 25, 2000 Date of Report (Date of earliest event reported):


                          BIO-MEDICAL AUTOMATION, INC.
                   ------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

   Colorado                      0-16335                      84-0922701
------------------        ---------------------         ----------------------
(State or other           (Commission File No.)           (I.R.S. Employer
Jurisdiction of                                         Identification Number)
Incorporation)


              900 Third Avenue, Suite 201, New York, New York 10022
              ----------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (212) 610-2778
                  ---------------------------------------------
              (Registrant's Telephone Number, including area code)

             303 East 17th Avenue, Suite 780, Denver, Colorado 80203
             -------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Item 1.           Changes In Control of Registrant.

         Steven N. Bronson acquired, in a private transaction, 242,494 shares of common stock $.10 par value of the registrant ("Common Stock") and options and warrants to purchase 148,750 shares of Common Stock from certain shareholders of the registrant (the "Stock Purchase Agreement"). The Stock Purchase Agreement is annexed hereto as an Exhibit to this Form 8-K. The disclosures regarding the Stock Purchase Agreement contained in the registrant's Annual

Report for year ended December 31, 1999 on Form 10-KSB, which was filed on March 23, 2000, is incorporated herein by reference.

         After the closing of the Stock Purchase Agreement, Mr. Bronson may be deemed to beneficially own an aggregate of 512,647 shares of Common Stock, representing approximately 62.4% of the total shares of the Issuer's Common Stock deemed outstanding, thereby giving Mr. Bronson control of the Issuer. Specifically, Mr. Bronson owns of record 335,147 shares of Common Stock, as to which he possesses sole voting and disposition power and Mr. Bronson owns options and warrants to purchase an additional 177,500 shares of Common Stock. Mr. Bronson's wife, Kimberly Bronson, owns, an aggregate of 30,000 shares of Common Stock, and Mr. Bronson expressly disclaims any beneficial ownership to such shares.

Item 5.           Other Events

         As of March 25, 2000, the principal offices of the registrant were relocated to 900 Third Avenue, Suite 201, New York, New York 10022. The Company will utilize a portion of the premises occupied by Catalyst Financial LLC, a full service brokerage investment banking firm, with which Mr. Bronson is a principal. Due to the curtailed nature of the Company's operations Catalyst Financial LLC has, until further notice, waived the payment of rent by the Company.

Item 6.           Resignations of Registrants Directors.

         Effective March 25, 2000, pursuant to the Stock Purchase Agreement all executive officers and directors of the registrant resigned. Effective March 25, 2000, Mr. Bronson was appointed the President, Secretary and Treasurer of the Issuer and the following individuals were appointed as directors of the registrant: Steven N. Bronson, Leonard Hagan, and Kenneth S. Schwartz. The disclosures regarding the Stock Purchase Agreement and the appointment of executive officers and directors contained in the registrant's Annual Report for year ended December 31, 1999 on Form 10-KSB, which was filed on March 23, 2000, is incorporated herein by reference.

         Effective March 25, 2000 the following individuals were appointed to serve as directors of the registrant Steven N. Bronson, Kenneth Schwartz and Leonard Hagan. The following is a brief account of the business experience during the past five years of each director and the executive officer:

NAME OF DIRECTOR         PRINCIPAL OCCUPATION DURING THE LAST FIVE YEARS
----------------         -----------------------------------------------

Steven N. Bronson   President, Secretary, Treasurer, and Chairman of the Board
                    of the Company as of March 25, 2000. In 1996. Mr. Bronson founded Catalyst Financial LLC, as a mergers and acquisition advisory firm, which in September 1998 became a full-service securities brokerage and investment banking firm. During the period of 1991 through September 23, 1998, Mr. Bronson was
                    President of Barber and Bronson, Incorporated, a full-service securities brokerage investment banking firm. Mr. Bronson is the President and Chairman of the Board of Directors of Medtech Diagnostics,
                    Inc. a publicly traded corporation. Mr. Bronson is also the Chairman of the Board of Directors of Mikron Instrument
                    Company, Inc., a publicly traded corporation.

Leonard Hagan       Director of the Company as of March 25, 2000. For the past seven years and currently, Mr. Hagan has worked as a certified public accountant and is a partner at Hagan &
                    Burns CPA's, PC, in New York, New York. He received his
                    Bachelors of Arts degree in Economics from Ithaca College in 1974, and earned his Masters of Business Administration degree from Cornell University in 1976. Mr. Hagan is also a director of Medtech Diagnostics, Inc. a publicly traded corporation.

Kenneth Schwartz    Director of the Company as of March 25, 2000. Dr. Schwartz
                    has been self-employed as a dentist in New York, New York.
                    Dr. Schwartz received his Bachelor of Sciences from Brooklyn
                    College in 1977 and earned his D.D.S. from New York
                    University College of Dentistry in 1982.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.

         The Stock Purchase Agreement, pursuant to which Mr. Bronson obtained a controlling interest in the registrant and the prior officers and directors of the Issuer resigned, is annexed hereto as Exhibit 2 to this Form 8-K.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Bio-Medical Automation, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              Bio-Medical Automation, Inc.
                                                       (Registrant)

                                              By: /s/ STEVEN N. BRONSON
                                              ---------------------------
                                              Steven N. Bronson, President


Dated:   April 5, 2000

                                                                     Exhibit 2

         This document is only for your use and your legal, financial, investment, tax and accounting advisors in connection with your consideration of an investment in Bio-Medical Automation, Inc. The use of this document, or any exhibit or attachment hereto, or any other document delivered in connection herewith, for any other purpose, is strictly prohibited.




                            STOCK PURCHASE AGREEMENT

                                 By and Between

                          Bio-Medical Automation, Inc.

                                       and

                                Steven N. Bronson






         THE SECURITIES BEING OFFERED PURSUANT TO THIS STOCK PURCHASE AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
1933 OR APPLICABLE STATE BLUE SKY OR SECURITIES LAWS AND ARE OFFERED UNDER AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF SUCH LAWS.

         THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS
ON TRANSFER CONTAINED IN THIS STOCK PURCHASE AGREEMENT AND
APPLICABLE FEDERAL AND STATE SECURITIES LAWS.



NOTE: By considering an investment in Bio-Medical Automation, Inc., you are representing, and by executing this stock purchase agreement you will represent and warrant, that you are an "accredited investor" as that term is defined in
Section 2(a)(15) of the federal Securities Act of 1933 (the "1933 Act") and Rules 215 and 501(a) thereunder. These definitions are set forth immediately following the signature page hereto.

         THIS AGREEMENT is made and entered into as of the 20th day of February 2000, by and between Bio-Medical Automation, Inc., a Colorado corporation (hereinafter referred to as "BMA"); and Steven N. Bronson, an individual (hereinafter referred to as "you").

                                    RECITALS:
                                    --------

A. BMA is a publically traded company whose stock is quoted on the Over the Counter Bulletin Board (OTCBB) under the symbol "BMAI"; and

B. BMA has in the past been engaged in the business and development of bio-medical technology and equipment as described in BMA's annual report on Form 10-KSB for the year ended December 31, 1998 and reports that BMA has filed with the Securities and Exchange Commission since that date (the "BMA SEC Reports"), but has not taken any significant efforts to pursue this activity for more than the past six months; and

C. As a result of such activities, BMA owns certain intellectual property consisting of a U.S. patent application #PCT/US98/25757 dated December 2, 1998 titled "Automated System for Chromosome Micro-Dissection and Method for Using Same," together with a Technology License Agreement dated as of November 13, 1998 by and between BMA (formerly known as OZO Diversified Automation, Inc.) as licensee and JOT Automation, Inc. as licensor of certain specified intellectual property rights, all as more fully described in the BMA SEC Reports, but otherwise has no significant assets on its balance sheet other than a limited amount of cash which is being used to fund BMA's operating expenses and continuing net losses; and

D. You are an individual and current beneficial owner of 92,653 shares of common stock of BMA and you are otherwise familiar with the business, assets, management, financial condition, and risks associated with an investment in BMA; and

E. Based on the BMA SEC Reports and your due diligence into BMA, you are interested in and capable of acquiring additional shares of common stock of BMA; and

F. Certain individuals, who are also shareholders of BMA, are willing to sell and convey (the "Selling Shareholders") shares of BMA common stock (the "BMA Shares") to you; you agree to purchase the BMA Shares on the terms and conditions set forth in this Agreement and each individual Assignment and Stock Power; and

G. Certain of the Selling Shareholders who are currently directors of BMA are willing to complete the preparation of BMA's annual report on Form 10-KSB and to settle BMA's affairs thereafter, and then to cooperate with you and appoint certain persons to be designated by you to be directors of BMA in their place; and

H. BMA is willing to cooperate with you and the Selling Shareholders in completing the sale

Stock Purchase Agreement - Bio-Medical Automation, Inc.

     of the BMA Shares and the reconstitution of the Board of Directors of BMA provided that you give BMA certain assurances.

         NOW, THEREFORE, for and in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, you and BMA agree as follows:

1. Purchase and Sale of BMA Shares and Reconstitution of the Board of Directors On and subject to the terms of this Agreement, BMA agrees to cooperate with you and the Selling Shareholders in the:

     1.10 transfer of the BMA Shares of record to you (or your permitted designee) from all Selling Shareholders who execute the Assignment and Stock Power in the form attached hereto and any other documents necessary to execute the sale of the BMA Shares from the Selling Shareholders to you.

     1.2 reconstitution of the Board of Directors of BMA to include three persons designated by you after BMA completes the preparation of BMA's annual report on Form 10-KSB and settles its affairs thereafter.

         Your obligations to complete any purchase under this Agreement are conditioned on reasonable satisfaction that following all such purchases you will own more than 50% of the outstanding shares of common stock of BMA.

2.   Conditions Precedent.

     10.1 To BMA's Agreement. BMA's obligation to cooperate with you and the Selling Shareholders is subject to the following conditions precedent, each of which must meet the satisfaction of BMA:

          (a) You and each Selling Shareholder seeking to transfer BMA Shares to you, must execute and deliver to BMA the Assignment and Stock Power in the form of Exhibit "A", attached hereto and incorporated by this reference herein;

          (b) Each person to be designated as a director of BMA must complete and deliver to BMA a directors and officers' questionnaire in the form of Exhibit "B", and the answers to the questions posed in the questionnaire must be acceptable to BMA in its sole discretion; and

          (c) You must have complied with your reporting obligations (if any) pursuant to Sections 13(d)/(g) and Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act").

          (d) You must acquire no fewer than 50% of the outstanding shares of common stock of BMA.

Stock Purchase Agreement - Bio-Medical Automation, Inc.

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     2.2  To Your Agreement. Your obligation to complete the transactions with the Selling Shareholders as contemplated hereunder is subject to the following conditions precedent, each of which must meet your satisfaction:

          (a) BMA must have resolved the issues surrounding the allegations of the State of California regarding a sales and use tax allegedly owed by BMA

          (b) Each Selling Shareholder seeking to transfer BMA Shares must execute and deliver to BMA Assignment and Stock Power in the form of Exhibit "A", attached hereto and incorporated by this reference herein.

          (c) BMA must have complied with the requirements of Rule 14f-1 under the 1934 Act.

3.       BMA's Representations.  BMA hereby represents and warrants to you:

     3.1 BMA is a corporation duly organized, validly existing, and in good standing in Colorado, the only state where the nature of its operations requires it to be so qualified.

     3.2 The BMA SEC Reports are accurate and complete in all material respects as of the dates filed.

     3.3 BMA will use its best efforts to complete and file no later than March 15, 2000 with the Securities and Exchange Commission its annual report on Form 10-KSB for the year ended December 31, 1999 in a form that is accurate and complete in all material respects.

     3.4 BMA will mail to its shareholders and to the Securities and Exchange Commission a notification meeting the requirements of Section 14(f) of the 1934 Act, such mailing contemplating a change in the composition of the Board of Directors occurring on March 15, 2000.

     3.5 BMA will cooperate with the selling shareholders and you to the extent reasonably necessary in completing the transactions contemplated hereby.

4. Your Representations. You hereby represent and warrant to BMA as follows:

     4.1 You are acquiring the BMA Shares based upon the terms and conditions stated herein and in the documents attached hereto and delivered herewith. To the extent you have received other information not included or referenced in this Agreement, you will not rely on that other information.


Stock Purchase Agreement - Bio-Medical Automation, Inc.

     4.2 You understand that BMA has not had for more than the past six months, and for the foreseeable future does not expect to have, any substantial business activities and, as a result BMA has had loss from continuing operations, which losses are likely to increase until (if ever) BMA receives operating revenues from commercialization of its Technology or any other source. BMA can offer no assurance that it will be able to develop the Technology with the remaining funds or expertise and even if BMA is able to complete the Technology, there can be no assurance that it will generate revenues for BMA. You understand that it is not likely that BMA will be able to develop the Technology with its existing financial resources.

     4.3 You acknowledge that the BMA SEC Reports are available on request from BMA or on the Internet at http://www.sec.gov. and that you have reviewed these reports independently and with your advisors to the extent you deem such review appropriate. You have discussed BMA, its operations, assets, and prospects, with management of and the independent accountants for BMA to the extent you have deemed such consultation to be necessary or appropriate.

     4.4 By executing this Agreement and tendering your investment, you are acknowledging that you understand the risks involved and are willing and able to withstand the possible complete loss of value in your BMA Shares.

          Caveat: Certain statements made in this Agreement, in the BMA SEC Reports, and in the other information being given to you which use the terms "may", "expects to", and other terms denoting future possibilities, are forward-looking statements. We cannot offer any assurance that these forward-looking statements will prove to be accurate, since they are subject to a variety of risks which are beyond our ability to predict or control. These risks will likely cause actual results to differ materially from the projections or estimates contained in the BMA SEC Reports. These risks include, but are not limited to, risks related to BMA's business in general, the development of the Technology, the market for such Technology, continuing losses from operations and negative cash flow, lack of additional financing needed to complete the Technology, risks associated with start-up operations, and other risks described in this Agreement, and in the BMA SEC Reports. Because of these risks, we cannot offer any assurance that BMA will succeed in its contemplated activities. It is important that you understand the significant risks which accompany our proposed operations before making an investment in BMA.

     4.5 You understand that you have the right to ask for further information regarding the foregoing. You also have the right to ask for other information about BMA (its assets, business operations, management, and financial condition), and other information which you may consider to be relevant to your decision whether to purchase interests in BMA described in this Agreement.




Stock Purchase Agreement - Bio-Medical Automation, Inc.

     4.6 Because of the significant risks and limited capital available, BMA cannot offer any assurance that it will be able to conduct its operations as contemplated in this Agreement or in the BMA SEC Reports.

5.       Your Covenants and Agreements

     5.1 Agreement Not to Cause a Rule 13e-3 Transaction. You agree that you will not take, directly or indirectly (and you will not cause or permit any affiliate (as the term "affiliate" is defined in Rule 12b-2 of the rules and regulations under the 1934 Act) to take, directly or indirectly) actions to cause BMA to accomplish a going-private transaction or other transaction of the type described in Rule 13e-3 under the 1934 Act unless it results in the payment to the shareholders of BMA not affiliated with you a price not less than highest purchase price per share to be paid to the Selling Shareholders. This covenant survives the execution of this Agreement for a period of one year.

     5.2 Agreement With Respect to a Tender Offer. You agree that no action you may take pursuant to this agreement or the transactions contemplated hereby will violate the provisions of Regulation 14E under the 1934 Act.

     5.3 Continued Operations of BMA. To the extent you are the controlling shareholder of BMA, and to the extent you hold a seat on the Board of Directors of BMA, you will cause BMA to operate in the best interests of all shareholders in accordance with the general standards of conduct established in Colorado Business Corporation Act. To the extent the Board of Directors considers any transaction with an affiliate of BMA or a conflicting interest transaction, the Board of Directors intends to comply with the requirements of Section 7-108-501 of the Colorado Business Corporation Act and, if applicable, the rules under Sections 13(e) or 14 of the 1934 Act.

6.       Miscellaneous.

     6.1 No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than you and BMA and each's respective successors and permitted assigns.

     6.2 Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between you and BMA and supersedes any prior understandings, agreements or representations by or between you and BMA, written or oral, that may have related in any way to the subject matter of this Agreement.

     6.3 Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of you and BMA and each's respective successors and permitted assigns. Neither BMA nor you may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other. No evidence

Stock Purchase Agreement - Bio-Medical Automation, Inc.

          shall be admissible in any court concerning any alleged oral amendment hereof.

     6.4 Counterparts. This Agreement may be executed and delivered in one or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

     6.5 Headings. The Section headings contained in this Agreement are inserted for convenience only and shall not in any way affect the meaning or interpretation of this Agreement.

     6.6 Notices. Any and all notices required or permitted by this Agreement shall be deemed to be sent or delivered when personally delivered to the recipient or when mailed by certified or registered mail with proper first class postage affixed thereto or overnight delivery with all charges therefor prepaid to BMA and you, as follows:

                  If to BMA:

                           Alvin L. Katz, President
                           Bio-Medical Automation, Inc.
                           301 North Birch Road
                           Fort Lauderdale FL 33304
                           tel:     954-468-9921
                           fax:     954-764-1592

                  If to You:

                           Steven N. Bronson
                           900 3rd Avenue, Suite 201
                           New York, NY 10022
                           tel:     212-610-2778
                           fax:     212-750-8660

     6.7 Any notice required to be made within a stated period of time shall be considered timely mailed if deposited before midnight of the last day of the stated period. Either you or BMA may give any notice, request, demand, claim or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it is actually received by the individual for whom it is intended. Either you or BMA may change the address to which notices, requests, demands, claims or other communications hereunder are to be delivered by giving the other written notice in the manner set forth herein.



Stock Purchase Agreement - Bio-Medical Automation, Inc.

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     6.8  Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Colorado.

     6.9 Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by you and BMA. No waiver by you or BMA of any default, misrepresentation or breach hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach hereunder or in any way affect any rights arising by virtue of any prior or subsequent such occurrence.

     6.10 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, you and BMA agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration or area of the term or provision, to delete specific words or phrases or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of time within which the judgment may be appealed.

     6.11 Expenses. You and BMA will each bear your own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

     6.12 Construction. The language used herein will be deemed to be the language chosen by you and BMA to express the mutual intent, and no rule of strict construction shall be applied against either you or BMA. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

     6.13 Submission to Jurisdiction. You and BMA each submit to the jurisdiction of any state or federal court sitting in Denver County, Colorado, in any action or proceeding arising out of or related to this Agreement; agree that all claims in respect of the action or proceeding may be heard and determined in any such court; and agree not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Both you and BMA waive any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other with respect thereto. Both you and BMA agree that a final judgment in any action or proceeding so brought shall be

Stock Purchase Agreement - Bio-Medical Automation, Inc.

          conclusive and may be enforced by suit on the judgment or in any other manner provided by law.

     6.14 Litigation. In the event of litigation arising of or connected with the transactions contemplated by this Agreement, the prevailing party in any such action shall be entitled to recover of the other party all costs of court, including attorneys' fees and court costs at all tribunal levels.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals as of the date first above written.

                                                BIO-MEDICAL AUTOMATION, INC.


By: /s/                                         By: /s/
   -------------------------------                ----------------------------
   Steven N. Bronson, individually                Alvin L. Katz, President



Stock Purchase Agreement - Bio-Medical Automation, Inc.

                           Assignment and Stock Power

     THIS ASSIGNMENT is made as of the 20th day of February 2000 between __________ __________________, whose address is set forth below his signature ("Assignor") to Steven N. Bronson, 900 3rd Avenue, Suite 201, New York, NY 10022 (tel:212-610-2778; fax:212-750-8660) ("Bronson").

                                    RECITALS

     A. Assignor is a shareholder of Bio-Medical Automation, Inc., a Colorado corporation ("BMA")

     B. Assignor is the holder of _________ shares of common stock of BMA (the "Shares") and _________ warrants or options to purchase common stock of BMA (the "Warrants") as follows:

                Certificate no.: _________ for __________ Shares
                Certificate no.: _________ for __________ Shares
                Certificate no.: _________ for __________ Shares

     _________ warrants exercisable for $1.00 per share represented by an agreement which is exercisable for five years from April 1, 1996 (the "$1.00 or Higher Warrants"); and

     ________ options exercisable for $_________ [$1.125 or $1.25] per share for five years commencing [June 24, 1997 or February 16, 1998] (the "$1.00 or Higher Warrants"); and ________ warrants exercisable for $0.75 per share represented by an agreement which is exercisable for five years from October 10, 1996 (the "75 cent Warrants").

     C. For a purchase price of $1.05 per Share,$.10 for each $1.00 or Higher Warrant, and $.30 for each 75 cent Warrant (the "Purchase Price"), Assignor is willing to assign, convey, and transfer the Shares and the Warrants described above (collectively the "Securities") to Bronson.

     NOW, THEREFORE, for good and valuable consideration including (without limitation) the Purchase Price, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby orders, assigns and transfers to Bronson all right, title and interest in and to the Securities (as defined above) standing in the name of Assignor on the books of BMA (the "Securities Transfer").

     1. Representations and Warranties of the Assignor. Assignor represents and warrants to Bronson and to BMA, with the understanding that each will and is entitled to rely on the following representations and warranties:


Assignment and Stock Power

          a. that no other person claims by, through, or under Assignor any right, title or interest in or to the Securities being assigned and conveyed to Bronson by this Assignment; and

          b. that the Assignor has completed such investigation as the Assignor has deemed necessary or appropriate before making his or her decision to complete the Securities Transfer; and

          c. that included within the investigation completed by the Assignor, the Assignor has reviewed all information filed by BMA with the Securities and Exchange Commission (including its annual report on Form 10-KSB for the year ended December 31, 1998 and all subsequently filed reports and proxy statements); and

          d. that prior to making his or her decision to complete the Securities Transfer, the Assignor has consulted with his or her personal legal, financial, accounting, tax and investment advisors to the extent the Assignor has deemed such consultation to be necessary or appropriate (and further the Assignor acknowledges, represents, and warrants that both BMA and Bronson have recommended that the Assignor obtain such independent advice); and

          e. that prior to making his or her decision to complete the Securities Transfer, the Assignor has completed such additional investigation into the assets, operations, management, financial condition, and prospects for BMA as the Assignor or his advisors have deemed necessary or appropriate; and

          f. that prior to making his or her decision to complete the Securities Transfer, BMA has given the Assignor and his or her advisors an opportunity to ask questions of and to obtain answers from BMA, and the Assignor and his or her advisors are completely satisfied with the information so obtained; and further that none of the information provided to the Assignor or his or her advisors orally conflicts with or is inconsistent with any information given to the Assignor in writing; and

          h. that the Assignor will complete all reports required under the Securities Exchange Act of 1934 resulting from the completion of the Securities Transfer, and will further accurately and completely report the Securities Transfer for tax purposes.

          i. that the Assignor, for himself, his heirs, successors, and assigns, hereby forever, generally and completely and absolutely, releases and discharges BMA and Bronson, and each of them, and each of their officers, directors, successors, and assigns, from any and all claims, demands, actions, choses in action, obligations, liabilities, and damages of any kind whatsoever, in law or in equity, whether as of this date known or unknown, asserted or unasserted, which any such person may now have, ever may have had, or may claim to have in the future, due to, arising from, or based in whole or in part upon any act, omission, event, transaction, matter, or thing involved, alleged, or referred to, or arising directly or indirectly from or in connection with, any past or present transaction, agreement, understanding, association

Assignment and Stock Power
     relationship, or course of dealing between the Assignor on the one hand, and BMA and Bronson, or either of them, on the other hand.

          j. that the Assignor has neither offered the Securities nor solicited offers to purchase the Securities through any form of general advertising or public solicitation.

     2. Representations and Warranties of Bronson. Bronson represents and warrants to the Assignor and to BMA, with the understanding that each will and is entitled to rely on the following representations and warranties:

          a. that he is an "accredited investor" as that term is defined in
     Section 2(a)(15) of the Securities Act of 1933, as amended (the "1933 Act") and Rules 215 and 501(a) thereunder;

          b. that the Securities will be "restricted securities" as that term is defined in Rule 144(a) of the 1933 Act, and therefore acknowledges that he will be unable to transfer such Securities absent registration under the 1933 Act, or an exemption from the registration requirements of the 1933 Act and applicable state law being available.

          c. that he is acquiring the Securities for his own account and for investment purposes only and not with a view toward any further distribution;

          d. that it is unlikely that he will be required to sell or dispose of the Securities at any time in the foreseeable future;

          e. that although currently the Shares (but not the Warrants) are quoted on the OTCBB, the market is volatile and BMA can offer no assurance that these Securities will continue to be quoted on the OTCBB, and should the Shares not be quoted, there can be no assurance that BMA will regain such a quotation or that a market for BMA's common stock will develop or, if developed, will be maintained;

          f. that he has completed such investigation as Bronson and his advisors have deemed necessary or appropriate before making his decision to complete the Securities Transfer;

          g. that included within the investigation completed by him, Bronson has reviewed all information filed by BMA with the Securities and Exchange Commission as described above; and

          h. that prior to making his decision to complete the Securities Transfer, Bronson has consulted with his personal legal, financial, accounting, tax and investment advisors to the extent he has deemed such consultation to be necessary or appropriate (and further Bronson acknowledges, represents, and warrants that both BMA and the Assignor have recommended that Bronson obtain such independent advice); and


Assignment and Stock Power

          i. that prior to making his decision to complete the Securities Transfer, Bronson has completed such additional investigation into the assets, operations, management, financial condition, and prospects for BMA as Bronson or his advisors have deemed necessary or appropriate; and

          j. that prior to making his decision to complete the Securities Transfer, BMA has given Bronson and his advisors an opportunity to ask questions of and to obtain answers from BMA, and Bronson and his advisors are completely satisfied with the information so obtained; and further that none of the information provided to Bronson or his advisors orally conflicts with or is inconsistent with any information given to Bronson in writing; and

          k. that an investment in BMA is one of high risk, and a significant possibility exists that Bronson will receive no return on the Securities.

          l. that Bronson will complete all reports required under the Securities Exchange Act of 1934 resulting from the completion of the Securities Transfer.

          m. That Bronson, for himself, his heirs, successors, and assigns, hereby forever, generally and completely and absolutely, releases and discharges BMA and the Assignor, and each of them, and each of their officers, directors, successors, and assigns, from any and all claims, demands, actions, choses in action, obligations, liabilities, and damages of any kind whatsoever, in law or in equity, whether as of this date known or unknown, asserted or unasserted, which any such person may now have, ever may have had, or may claim to have in the future, due to, arising from, or based in whole or in part upon any act, omission, event, transaction, matter, or thing involved, alleged, or referred to, or arising directly or indirectly from or in connection with, any past or present transaction, agreement, understanding, association relationship, or course of dealing between Bronson on the one hand, and BMA and the Assignor, or either of them, on the other hand.

     3. Appointment as Attorney-In-Fact. The Assignor hereby constitutes and appoints a representative of BMA's transfer agent and registrar, American Securities Transfer & Trust Company, Inc., as attorney-in-fact, irrevocably, to sell, assign, transfer, hypothecate, pledge and make over all or any part of the Securities, and for that purpose to make and execute all necessary acts of assignment and transfer thereof, and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney in fact or a substitute or substitutes shall lawfully do by virtue hereof. Furthermore, the Assignor hereby agrees to execute such further document as may be required to complete the foregoing.

     4. Reliance. Each of the Assignor and Bronson agrees that BMA may rely on each of the representations and warranties contained herein in consenting to the transfer of the Securities as contemplated hereby.



Assignment and Stock Power

     5. Indemnification.

          a. The Assignor hereby agrees and acknowledges that Bronson has been induced to enter into this Agreement and to purchase the Securities hereunder, in part, based upon the representations, warranties and covenants of Assignor contained herein. The Assignor hereby agrees to pay, indemnify and hold harmless Bronson against all claims, losses and damages resulting from any and all legal or administrative proceedings, including without limitation, reasonable attorneys' fees and expenses incurred in connection therewith (collectively, "Loss"), resulting from a breach by the Assignor of any representation or warranty of the Assignor contained herein or the failure of the Assignor to perform any covenant made herein.

          b. Bronson hereby agrees and acknowledges that the Assignor has been induced to enter into this Agreement and to sell the Securities hereunder, in part, based upon the representations, warranties and covenants of Bronson contained herein. Bronson hereby agrees to pay, indemnify and hold harmless the Assignor against all claims, losses and damages resulting from any and all legal or administrative proceedings, including without limitation, reasonable attorneys' fees and expenses incurred in connection therewith (collectively, "Loss"), resulting from a breach by Bronson of any representation or warranty of Bronson contained herein or the failure of Bronson to perform any covenant made herein.

          c. As soon as reasonably practicable after receipt by Bronson or the Assignor (each an "Indemnified Party") of notice of any Loss in respect of which the other party (an "Indemnifying Party") may be liable under this Section, the Indemnified Party shall give notice thereof to the Indemnifying Party.

               i. The Indemnified Party may, at its option, claim indemnity under this Section as soon as a claim has been threatened by a third party, regardless of whether an actual Loss has been suffered, so long as counsel for the Indemnified Party shall in good faith determine that such claim is not frivolous and that such Indemnified Party may be liable or otherwise incur a Loss as a result thereof and shall give notice of such determination to the Indemnifying Party.

               ii. Each Indemnified Party shall permit the Indemnifying Party, at the Indemnifying Party's option and expense, to assume the defense of any such claim by counsel mutually and reasonably satisfactory to the Indemnifying Party and the Indemnified Partys who are subject to such claim, and to settle or otherwise dispose of the same; provided, however, that the Indemnified Party may at all times participate in such defense at such Indemnified Party's expense; and provided, further, that the Indemnifying Party shall not, in defense of any such claim, except with the prior written consent of each Indemnified Party subject to such claim, (A) consent to the entry of any judgment that does not include as an unconditional term thereof the giving by the claimant or plaintiff in question to each Indemnified Party and its subsidiaries of a release of all liabilities in respect of such claims, or (B) consent to any settlement of such claim.

               iii. If the Indemnifying Party does not promptly assume the defense of such

Assignment and Stock Power
          claim irrespective of whether such inability is due to the inability of the afore-described Indemnified Party and the Indemnifying Party to mutually agree as to the choice of counsel, or if any such counsel is unable to represent an Indemnified Party due to a conflict or potential conflict of interest, then an Indemnified Party may assume such defense and be entitled to indemnification and prompt reimbursement from the Indemnifying Party for its costs and expenses incurred in connection therewith, including without limitation, reasonable attorneys' fees and expenses. Such fees and expenses shall be reimbursed to the Indemnified Party as soon as practicable after submission of invoices to the Indemnifying Party.

     In witness whereof, each of the undersigned hereby executes this Assignment and Stock Power for the purposes stated herein, as of the date first written above.

Assignor                                       Steven N. Bronson
/s/                                           /s/
-----------------------------               ----------------------------
Name:
Address:

tel:
fax:



Assignment and Stock Power

STATE OF                                                       )
                                                               )ss.
COUNTY OF                                                      )

          The foregoing instrument was subscribed to, sworn, and acknowledged before me this ____ day of ___________, 2000 by ____________________ who stated
that he or she is the Assignor as described in the foregoing instrument, and acted with full power and authority to accomplish the purposes of the foregoing instrument.

Witness my hand and official seal.


-----------------------------------------
Notary Public
My commission expires:
                       ------------------




STATE OF                                                       )
                                                               )ss.
COUNTY OF                                                      )

            The foregoing instrument was subscribed to, sworn, and acknowledged before me this ____ day of ____________ , 2000 by Steven Bronson, who stated that he acted with full power and authority to accomplish the purposes of the foregoing instrument.

Witness my hand and official seal.


-----------------------------------------
Notary Public
My commission expires:
                       ------------------


Assignment and Stock Power

Accepted, and as a condition of acceptance, BMA, for itself, its officers, directors, successors, and assigns, hereby forever, generally and completely and absolutely, releases and discharges the Assignor and Bronson, and each of them, and each of their heirs, successors, and assigns, from any and all claims, demands, actions, choses in action, obligations, liabilities, and damages of any kind whatsoever, in law or in equity, whether as of this date known or unknown, asserted or unasserted, which any such person may now have, ever may have had, or may claim to have in the future, due to, arising from, or based in whole or in part upon any act, omission, event, transaction, matter, or thing involved, alleged, or referred to, or arising directly or indirectly from or in connection with, any past or present transaction, agreement, understanding, association relationship, or course of dealing between the BMA on the one hand, and the Assignor and Bronson, or either of them, on the other hand.

              , 2000                          Bio-Medical Automation, Inc.
--------------


                                              By: /s/
                                                 --------------------------
                                                 Alvin L. Katz, President

STATE OF                                                       )
                                                               )ss.
COUNTY OF                                                      )

           The foregoing instrument was subscribed to, sworn, and acknowledged before me this ____ day of February 2000 by Alvin Katz, who stated that he acted with full power and authority to accomplish the purposes of the foregoing instrument.

Witness my hand and official seal.


-----------------------------------------
Notary Public
My commission expires:
                       ------------------

Assignment and Stock Power